UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2005

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 4.12

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 7, 2005, Salem Communications Holding Corporation (the “Company”), a wholly owned subsidiary of Salem Communications Corporation (“Salem”), amended its credit facility with a consortium of leading financial institutions. BNY Capital Markets, acting as Administrative Agent, arranged the facility. The other institutions participating in the facility are: Wells Fargo Foothill, LLC, Bank of America, N.A., Sun Trust Bank, General Electric Capital Corporation, Harris Nesbitt Financing, Inc., National City Bank, ING (U.S.) Capital, LLC, Bank of Scotland, Rabobank International, U.S. Bank National Association, Calyon, Credit Suisse First Boston, Deutsche Bank Trust Company Americas, Prudential Insurance Company of America, Wachovia Bank, UBS A.G., Pruco Life Insurance Company, American Skandia Life Assurance Company of America. The credit facility consists of a $75 million term loan B, maturing March 31, 2010, a $150 million delayed draw term loan C, maturing June 30, 2012 and a $75 million revolving facility, maturing March 31, 2009.  In addition to increasing the Company’s borrowing capacity and reducing the margin used in determining interest rates, the amendment reduced the effect of a limitation on the Company’s ability to repurchase Salem’s stock by effectively increasing an applicable basket from $5 million to $50 million.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

Not Applicable.

(b)

Pro Forma Financial Information.

Not Applicable.

(c)

Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
4.12

Amendment No. 2, dated July 7, 2005, to the Fifth Amended and Restated Credit Agreement by and among Salem Communications Corporation, Salem Communications Holding Corporation, General Electric Capital Corporation, as Syndication Agent, Suntrust Bank, as Syndication Agent, Fleet National Bank, as Documentation Agent, ING (U.S.) Capital, LLC, as Documentation Agent, The Bank of New York, as Administrative Agent, and the Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: July 13, 2005
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President of Accounting and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
4.12

Amendment No. 2, dated July 7, 2005, to the Fifth Amended and Restated Credit Agreement by and among Salem Communications Corporation, Salem Communications Holding Corporation, General Electric Capital Corporation, as Syndication Agent, Suntrust Bank, as Syndication Agent, Fleet National Bank, as Documentation Agent, ING (U.S.) Capital, LLC, as Documentation Agent, The Bank of New York, as Administrative Agent, and the Lenders party thereto.

EXHIBIT 4.12

AMENDMENT NO. 2

TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of July 7, 2005, to the Fifth Amended and Restated Credit Agreement, dated as of September 25, 2003, among Salem Communications Holding Corporation, a Delaware corporation (the “Borrower”), Salem Communications Corporation, a California corporation, the Lenders party thereto, General Electric Capital Corporation and SunTrust Bank, as Syndication Agents, Fleet National Bank and ING (U.S.) Capital LLC, as Documentation Agents, and The Bank of New York, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), as amended by Amendment No. 1, dated as of May 19, 2004 (as so amended, the “Credit Agreement”).

RECITALS

I.

Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

II.

The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement, upon the terms and conditions contained herein, to, among other things, (i) add a new $150,000,000 term loan facility (which shall be designated as the C Term Commitment with the existing C Term Commitment being redesignated as the D Term Commitment), (ii) alter the Applicable Margin and Commitment Fee Percentage, (iii) alter certain of the covenants, (iv) release all real property from the Lien of the Security Documents and (v) make certain additional modification, and the Administrative Agent and the Lenders are willing to do so.

Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 10.2 of the Credit Agreement, the parties hereto agree as follows:

1.

The Credit Agreement is hereby amended by substituting all references to the words “C Term” contained therein with the words “D Term”.

2.

Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“Amendment No. 2 Effective Date” has the meaning given to such term in paragraph 44 of Amendment No. 2, dated as of July 7, 2005, to the Credit Agreement.

“C Term Availability Period” means, with respect to C Term Commitments, the period from and including the Amendment No. 2 Effective Date to but excluding the earlier of (i) September 7, 2006 and (ii) the C Term Maturity Date.

“C Term Commitment” means, with respect to each Lender having a C Term Commitment, the commitment of such Lender to make C Term Loans in an aggregate amount not exceeding the amount of such Lender’s C Term Commitment as set forth on Schedule 2.1 or in the Assignment and Acceptance Agreement pursuant to which such Lender shall have assumed its C Term Commitment, as applicable, as such C Term Commitment may be adjusted from time to time pursuant to Section 2.5 or pursuant to assignments by or to such Lender pursuant to Section 10.4.  The amount of each Lender’s C Term Commitment on the Amendment No. 2 Effective Date is set forth on Schedule 2.1.  The aggregate amount of the C Term Commitments on the Amendment No. 2 Effective Date is $150,000,000.

“C Term Increase Supplement” means the Increase Supplement, substantially in the form of Exhibit K, pursuant to which the Borrower elects to have all or a portion of the increase to the credit facilities permitted pursuant to Section 2.5(f) made in the form of additional C Term Loans.

“C Term Loan” means a loan referred to in Section 2.1(b) and made pursuant to Section 2.4.

“C Term Maturity Date” means the earlier to occur of (i) June 30, 2012 and (ii) the date which is six months prior to the maturity of any Subordinated Debt.

3.

Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions contained therein in their entirety:

(i)

“Mortgage”,

(ii)

“Mortgage Property”,

and, in connection therewith, the Lenders hereby authorize the Administrative Agent to release each Mortgage on each Mortgaged Property (including any UCC fixture or similar filings related thereto).

4.

Section 1.1 of the Credit Agreement is hereby amended by substituting the words “WGKA/KSFB Real Property Capital Expenditures” contained therein with the words “KSFB Capital Expenditures”.

5.

The definition of “Adjusted Operating Cash Flow” contained in Section 1.1 of the Credit Agreement is hereby amended by substituting the date “January 1, 2003” contained therein with the date “January 1, 2005”.

6.

The definition of “Applicable Margin” contained in Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)

the introductory paragraph of the definition is hereby amended by substituting the words “Fifth Restatement Effective Date” contained therein with the words “Amendment No. 2 Effective Date”.

(ii)

the pricing grid in clause (a) of the definition is hereby amended and restated in its entirety to read as follows:

Period when the Total Leverage Ratio is:
greater than or equal to	and less than	Revolving ABR and Swingline Margin	Revolving Eurodollar Margin and LC Fee
6.00:1.00		1.000%	2.000%
5.50:1.00	6.00:1.00	0.750%	1.750%
5.00:1.00	5.50:1.00	0.500%	1.500%
4.50:1.00	5.00:1.00	0.250%	1.250%
4.00:1.00	4.50:1.00	0.125%	1.125%
	4.00:1.00	0.000%	1.000%

(iii)

Clause (b) of the definition is hereby amended and restated in its entirety to read as follows:

(b)

subject to clause (c) of this definition, with respect to (i) ABR B Term Loan Borrowings and ABR C Term Loan Borrowings, the percentage set forth in the following table under the heading “Term Loan ABR Margin”, and (ii) with respect to Eurodollar B Term Loan Borrowings and Eurodollar C Term Loan Borrowings, the percentage set forth in the following table under the heading “Term Loan Eurodollar Margin”:

Period when the Total Leverage Ratio is:
greater than or equal to	and less than	Term Loan ABR Margin	Term Loan Eurodollar Margin
5.50:1.00		0.750%	1.750%
5.00:1.00	5.50:1.00	0.500%	1.500%
	5.00:1.00	0.250%	1.250%

(iv)

Clause (c) of the definition is hereby amended and restated in its entirety to read as follows:

(c)

Changes in the Applicable Margin resulting from a change in the Total Leverage Ratio, as evidenced by the Compliance Certificate most recently delivered to the Administrative Agent under Section 6.1(e) evidencing such a change, shall become effective upon the first Business Day following the delivery of such Compliance Certificate together with the applicable financial statements required to be delivered pursuant to Section 6.1(a) or (b), as the case may be.  Notwithstanding anything to the contrary in clauses (a), (b) or (c) of this definition:

(i)

if the Borrower shall fail to deliver to the Administrative Agent a Compliance Certificate together with the applicable financial statements required to be delivered pursuant to Section 6.1(a) or (b), as the case may be, on or prior to any date required hereby, the Total Leverage Ratio for purposes of (A) clause (a) of this defined term only shall be deemed to be greater than or equal to 6.00:1.00 from and including such date to the date of delivery to the Administrative Agent of such Compliance Certificate together with such applicable financial statements and (B) clause (b) of this defined term only shall be deemed to be greater than or equal to 5.50:1.00 from and including such date to the date of delivery to the Administrative Agent of such Compliance Certificate together with such applicable financial statements, and

(ii)

during the period commencing on the Amendment No. 2 Effective Date and ending on the date of delivery to the Administrative Agent of the Compliance Certificate for the quarter ended December 31, 2005, the Total Leverage Ratio for purposes of clause (a) of this defined term shall be deemed to be not less than 4.50:1.00.

7.

The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended by adding “, C Term Loans” immediately following the words “B Term Loans” contained therein:

(i)

“Borrowing”,

(ii)

“Class”, and

(iii)

“Term Loans”.

8.

The definition of “D Term Maturity Date” contained in Section 1.1 of the Credit Agreement, as in effect immediately after giving effect to paragraph 1 of this Amendment, is hereby amended and restated in its entirety to read as follows:

“D Term Maturity Date” means the earlier to occur of (i) the maturity date set forth in the D Term Increase Supplement, provided that in no event shall the D Term Maturity Date be earlier than the date that is six months after the C Term Maturity Date and (ii) the date which is six months prior to the maturity of any Subordinated Debt.

9.

The definition of “Commitment Fee Percentage” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment Fee Percentage” means, at all times from and after the Amendment No. 2 Effective Date and during the applicable periods set forth below, the percentage set forth below under the heading “Commitment Fee Percentage”:

Period when the Total Leverage Ratio is:
greater than or equal to	and less than	Commitment Fee Percentage
6.00:1.00		0.500%
4.50:1.00	6.00:1.00	0.375%
	4.50:1.00	0.250%

Changes in the Commitment Fee Percentage resulting from a change in the Total Leverage Ratio, as evidenced by the Compliance Certificate most recently delivered to the Administrative Agent under Section 6.1(e) evidencing such a change, shall become effective upon the first Business Day following the delivery of such Compliance Certificate together with the applicable financial statements required to be delivered pursuant to Section 6.1(a) or (b), as the case may be.  Notwithstanding anything to the contrary in this definition, if the Borrower shall fail to deliver to the Administrative Agent a Compliance Certificate together with the applicable financial statements required to be delivered pursuant to Section 6.1(a) or (b), as the case may be, on or prior to any date required hereby, the Total Leverage Ratio for purposes of this defined term only shall be deemed to be greater than or equal to 6.00:1.00 from and including such date to the date of delivery to the Administrative Agent of such Compliance Certificate together with such applicable financial statements.

10.

The definition of “Commitments” contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following immediately after the words “the B Term Commitments” contained therein: “, the C Term Commitments”.

11.

The definition of “Equity Acquisition Issuance” contained in Section 1.1 of the Credit Agreement is hereby amended by substituting the words “provided that such net cash proceeds are received not earlier than 60 days prior to such Investment” contained therein with the words “provided that such net cash proceeds are received within 60 days before or after such Investment”.

12.

The definition of “Excluded Property” contained in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (i) contained therein in its entirety to read as follows:

(i) any Broadcasting Station, designated in writing by the Borrower to the Administrative Agent and the Lenders as an Excluded Property, that was acquired or operated pursuant to a local marketing agreement by the Parent or any Restricted Subsidiary within the immediately preceding 18 month period and in respect of which the Parent or any Restricted Subsidiary commenced a religious talk, news/talk or religious music format when no such format was broadcast by such Broadcasting Station immediately prior to such acquisition or operation pursuant to a local marketing agreement by the Parent or any Restricted Subsidiary

13.

The definition of “Fixed Charges” contained in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (iii) contained therein in its entirety to read as follows:

(iii) capital expenditures (excluding capital expenditures made with insurance proceeds or condemnation awards, capital expenditures associated with an acquisition made within the 12 month period immediately following such acquisitions, non-maintenance capital expenditures made in connection with the upgrade of Broadcasting Station KSFB-AM in Palo Alto, California not exceeding $10,000,000 in the aggregate (the “KSFB Capital Expenditures”), and other non-maintenance capital expenditures made in connection with the upgrade of Broadcasting Stations not exceeding $3,000,000, provided that, with respect to any such non-maintenance capital expenditures (other than KSFB Capital

Expenditures) made in connection with the upgrade of a Broadcasting Station exceeding $100,000, the Borrower shall have provided the Administrative Agent with prompt written notice thereof),

14.

The definition of “Increase Supplement” contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following immediately after the words “B Term Increase Supplement” contained therein: “, a C Term Increase Supplement”.

15.

The definition of “Interest Payment Date” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Interest Payment Date” means (i) with respect to any ABR Loan, the last day of each March, June, September and December, (ii) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Eurodollar Loan is a part and, in the case of a Eurodollar Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, (iii) with respect to all Revolving Loans, the Revolving Maturity Date, (iv) with respect to all B Term Loans, the B Term Maturity Date, (v) with respect to all C Term Loans, the C Term Maturity Date, (vi) with respect to all D Term Loans, the D Term Maturity Date and (vii) with respect to any Swingline Loan, the day that such Swingline Loan is required to be repaid.

16.

The definition of “Net Equity Proceeds” contained in Section 1.1 of the Credit Agreement is hereby amended by substituting each reference to the words “Fifth Restatement Effective Date” contained therein with the words “Amendment No. 2 Effective Date”.

17.

The definition of “Net Proceeds” contained in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (ii)(a) contained therein in its entirety to read as follows:

(a) all reasonable fees and out of pocket costs and expenses paid by the Parent or any Restricted Subsidiary to third parties in connection with or as a result of such event, including for repair, replacement or relocation,

18.

The definition of “Prepayment/Reduction Event” contained in Section 1.1 of the Credit Agreement is hereby amended by substituting the words “Fifth Restatement Date” contained in clause (a) thereof with the words “Amendment No. 2 Effective Date”.

19.

The definition of “Security Document” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “, the Mortgages” contained therein.

20.

The definition of “Type” contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following immediately after the words “a B Term Borrowing” appearing in clause (i) thereof: “, a C Term Borrowing”.

21.

The last sentence of Section 1.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Any reference to an “applicable Lender” shall mean (i) in the case of Revolving Borrowings, Swingline Loans and Letters of Credit, Lenders having a

Revolving Commitment, (ii) in the case of B Term Borrowings, Lenders having a B Term Commitment or B Term Loans, (iii) in the case of C Term Borrowings, Lenders having a C Term Commitment or C Term Loans and (iv) in the case of D Term Borrowings, Lenders having a D Term Commitment or D Term Loans.

22.

Section 2.1 of the Credit Agreement is hereby amended to redesignate clause (c) as clause (d) and to add the following new clause (c) immediately following clause (b):

(c)

Subject to the terms and conditions hereof, each Lender having a C Term Commitment severally agrees to make C Term Loans to the Borrower in dollars from time to time during the C Term Availability Period in an aggregate principal amount not exceeding such Lender’s C Term Commitment.  C Term Loans which are prepaid or repaid, in whole or in part, may not be reborrowed.

23.

Section 2.2 of the Credit Agreement is hereby amended as follows:

(i)

Clause (a) of Section 2.2 is amended and restated in its entirety to read as follows:

(a)

Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the applicable Lenders ratably in accordance with their respective Revolving Commitments and each B Term Loan, C Term Loan and D Term Loan shall be made as part of a Borrowing consisting of B Term Loans, C Term Loans or D Term Loans, as applicable, made by the applicable Lenders ratably in accordance with their respective B Term Commitments, C Term Commitments or D Term Commitments, as applicable.  The failure of any applicable Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Revolving Commitments, B Term Commitments, C Term Commitments and D Term Commitments of the applicable Lenders are several, and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(ii)

Clause (b)(i) of Section 2.2 is amended by adding the following immediately after the words “B Term Loans” contained therein: “, C Term Loans”; and

(iii)

Clause (d) of Section 2.2 is amended and restated in its entirety to read as follows:

(d)

Notwithstanding any other provision of this Credit Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after (i) the Revolving Maturity Date, in the case of Revolving Loans, (ii) the B Term Maturity Date, in the case of B Term Loans, (iii) the C Term Maturity Date, in the case of C Term Loans, or (iv) the D Term Maturity Date, in the case of D Term Loans.

24.

Section 2.3(a)(iii) of the Credit Agreement is hereby amended by adding the following immediately after the words “a B Term Borrowing” contained therein: “, a C Term Borrowing”.

25.

Section 2.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)

Unless previously terminated, (i) the B Term Commitments in effect on the Fifth Restatement Date shall terminate upon the making of the B Term Loans on the Fifth Restatement Effective Date, (ii) new or additional B Term Commitments evidenced by a B Term Increase Supplement shall terminate upon the making of the applicable additional B Term Loans on the date set forth therefor in such B Term Increase Supplement, (iii) the C Term Commitments in effect on the Amendment No. 2 Effective Date and new or additional C Term Commitments evidenced by a C Term Increase Supplement which becomes effective prior to the last day of the C Term Availability Period shall terminate upon the earlier of the last day of the C Term Availability Period and the C Term Maturity Date, (iv) new or additional C Term Commitments evidenced by a C Term Increase Supplement which become effective after the C Term Availability Period shall terminate upon the making of the applicable new or additional C Term Loans on the date set forth therefor in such C Term Increase Supplement, (v) new or additional D Term Commitments evidenced by a D Term Increase Supplement shall terminate upon the making of the applicable new or additional D Term Loans on the date set forth therefor in such D Term Increase Supplement, and (vi) the Revolving Commitments shall terminate on the Revolving Maturity Date or such earlier date as provided herein.

(b)

(i)

Subject to Section 2.5(e), on each date below, the Revolving Commitments as in effect on June 30, 2007 shall be automatically reduced by the percentage set forth below adjacent to such date:

DATE	PERCENTAGE
June 30, 2007	10.0%
December 31, 2007	10.0%
June 30, 2008	10.0%

(ii)

The C Term Commitments shall be automatically reduced each time that C Term Loans are made hereunder during the C Term Availability Period by an amount equal to the amount of such C Term Loans made at such time.

(c)

The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments or the C Term Commitments during the C Term Availability Period, provided that (i) with respect to the Revolving Commitments, the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.7, the sum of the Revolving Credit Exposures would exceed the total Revolving Commitments and (ii) each such reduction of the Revolving Commitments or the C Term Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000.

(d)

In addition to any termination or reduction of the Revolving Commitments or the C Term Commitments under paragraphs (a), (b)

and (c) of this Section, the Revolving Commitments and the C Term Commitments shall be reduced as required under Section 2.7(b).

(e)

The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments or the C Term Commitments under paragraph (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that a notice of termination of the Revolving Commitments or the C Term Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each reduction, and any termination, of the Revolving Commitments or the C Term Commitments shall be permanent and each reduction of the Revolving Commitments or the C Term Commitments shall be made ratably among the applicable Lenders in accordance with their respective Revolving Commitments or the C Term Commitments, as applicable.  Simultaneously with each reduction of the Revolving Commitments pursuant to Sections 2.5(c) or 2.5(d), the aggregate amount of such reduction shall be automatically applied to the remaining amounts set forth in the reduction schedule in Section 2.5(b) in the inverse order thereof.

(f)

The Borrower may at any time and from time to time prior to December 31, 2008, at its sole cost, expense and effort, request any one or more of the Lenders to increase its Revolving Commitment, to assume a new or additional B Term Commitment and make a new or additional B Term Loan, to assume a new or  additional C Term Commitment and make a new or additional C Term Loan or to assume a new or  additional D Term Commitment and make a new or additional D Term Loan (the decision to increase the Revolving Commitment of a Lender, or to assume a new or additional B Term Commitment and make a new or additional B Term Loan, or to assume a new or additional C Term Commitment and make a new or additional C Term Loan, or to assume a new or additional D Term Commitment and make a new or additional D Term Loan to be within the sole and absolute discretion of such Lender), or any other Person to provide a new Revolving Commitment, B Term Commitment, C Term Commitment or D Term Commitment, as applicable, in each case by submitting a Revolving Increase Supplement, a B Term Increase Supplement, a C Term Increase Supplement or a D Term Increase Supplement, as applicable, duly executed by the Parent, the Borrower and each such Lender (each, an “Increasing Lender”) or other Person (each, a “New Lender”), as the case may be.  Each Increasing Lender increasing its Revolving Commitment and each New Lender shall be reasonably satisfactory to the Administrative Agent, the Swingline Lender and the Issuing Bank.  If such Increase Supplement is in all respects reasonably satisfactory to the Administrative Agent, the Administrative Agent shall execute such Increase Supplement and deliver a copy thereof to the Borrower and each such Increasing Lender or New Lender, as the case may be.  Upon execution and delivery of a Revolving Increase Supplement by the Administrative Agent, (i) the Revolving Commitment of each such Increasing Lender shall be increased to the amount set forth in such Revolving Increase

Supplement, (ii) each such New Lender shall become a party hereto and shall for all purposes of the Loan Documents be deemed a “Lender” having a Revolving Commitment as set forth in such Revolving Increase Supplement, and (iii) the Revolving Commitment of such Increasing Lender or such New Lender, as the case may be, shall be as set forth in the applicable Revolving Increase Supplement.  Upon execution and delivery of a B Term Increase Supplement, C Term Increase Supplement or a D Term Increase Supplement by the Administrative Agent, (i) the B Term Commitment, C Term Commitment or D Term Commitment, as applicable, assumed by such Increasing Lender or such New Lender, as the case may be, shall be as set forth in such B Term Increase Supplement, C Term Increase Supplement or D Term Increase Supplement, as applicable, and (ii) each such New Lender shall become a party hereto and shall for all purposes of the Loan Documents be deemed a “Lender”.  Notwithstanding anything in this clause (f) to the contrary:

(i)

the Borrower may only request D Term Loans in a D Term Increase Supplement on three occasions;

(ii)

the aggregate of the sum of all increases in the Revolving Commitments made pursuant to this Section 2.5(f) plus the amount of all new and additional B Term Commitments, C Term Commitments and D Term Commitments assumed pursuant to this Section 2.5(f) shall not exceed $50,000,000;

(iii)

the sum of the aggregate Revolving Commitments, B Term Commitments, outstanding B Term Loans, C Term Commitments, outstanding C Term Loans, D Term Commitments and outstanding D Term Loans shall not at any time exceed $350,000,000 minus the sum, without duplication, of all reductions of the Revolving Commitments pursuant to Section 2.5, all reductions of the C Term Commitments made pursuant to Sections 2.5(c), 2.5(d) and 2.7(b), and all prepayments of the Term Loans pursuant to Sections 2.6 and 2.7;

(iv)

each such increase of the aggregate Revolving Commitments and the aggregate amount of the new or additional B Term Commitments, new or additional C Term Commitments or new or additional D Term Commitments effected pursuant to an Increase Supplement shall be in an amount not less than $10,000,000 or such amount plus an integral multiple of $1,000,000;

(v)

in the case of an increase to the Revolving Commitments, if Revolving Loans would be outstanding immediately after giving effect to any such increase, then simultaneously with such increase (1) each Increasing Lender, each New Lender and each other Lender, in each case having a Revolving Commitment, shall be deemed to have entered into a master assignment and acceptance agreement, in form and substance substantially similar to Exhibit A, pursuant to which each such other Lender shall have assigned to each such Increasing Lender and each such New Lender a portion of its Revolving Credit Exposure necessary to reflect proportionately the Revolving Commitments as adjusted in accordance with this clause (f), and (2) in connection with such assignment, each such Increasing Lender and each such New Lender shall pay to the Administrative Agent, for the account of each such other Lender, such amount as shall be necessary to reflect the assignment to it of Revolving Loans constituting a part of such Revolving Credit Exposure assigned to it, and in connection with such master assignment each such other Lender may treat the assignment of Eurodollar Borrowings as a prepayment of such Eurodollar Borrowings for purposes of Section 3.6;

(vi)

in the case of the assumption of B Term Commitments pursuant to a B Term Increase Supplement, such B Term Increase Supplement shall specify with respect to the B Term Loans requested therein, all relevant information regarding such requested B Term Loans, including (a) the requested borrowing date thereof and (b) the aggregate amount of the B Term Commitments;

(vii)

in the case of the assumption of C Term Commitments pursuant to a C Term Increase Supplement, such C Term Increase Supplement shall specify with respect to the C Term Loans requested therein, all relevant information regarding such requested C Term Loans, including (a) the requested borrowing date thereof and (b) the aggregate amount of the C Term Commitments;

(viii)

in the case of the assumption of D Term Commitments pursuant to a D Term Increase Supplement, such D Term Increase Supplement, (x) in the case of the first such D Term Increase Supplement, such D Term Increase Supplement shall specify with respect to the D Term Loans requested therein, all relevant information regarding such requested D Term Loans, including (a) the requested borrowing date thereof, (b) the aggregate amount of the D Term Commitments, (c) the Applicable Margin to be applicable to the D Term Loans, (d) the D Term Maturity Date and (e) the amortization schedule to be applicable to the D Term Loans, provided that the amortization schedule with respect to the D Term Loans shall be such that not more than 1.00% per year of the D Term Loans will be subject to repayment thereunder and the D Term Loans will have an average life that is longer than the C Term Loans, and (y) in the case of each subsequent D Term Increase Supplement, such D Term Increase Supplement shall specify, with respect to the D Term Loans requested therein, all relevant information regarding such requested D Term Loans, including (a) the requested borrowing date thereof and (b) the aggregate amount of the D Term Commitments;

(ix)

each New Lender shall have delivered to the Administrative Agent and the Borrower all forms, if any, that are required to be delivered by such other Person pursuant to Section 3.7;

(x)

the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower certifying that immediately before and after giving effect to such increase no Default shall exist and demonstrating pro forma compliance with the terms of this Credit Agreement through the latest to occur of the Revolving Maturity Date, the B Term Maturity Date, the C Term Maturity Date and, if D Term Commitments are then being requested or if there are D Term Loans outstanding at such time, the D Term Maturity Date, and

(xi)

the Administrative Agent shall have received such certificates, legal opinions and other items as it shall reasonably request in connection with such increase.

26.

Section 2.6 of the Credit Agreement is amended as follows:

(i)

Clause (a) of Section 2.6 is amended and restated in its entirety to read as follows:

(a)

The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each applicable Lender the then unpaid principal amount of each Revolving Loan, B Term Loan, C Term Loan and D Term Loan on the Revolving Maturity Date, B Term Maturity Date, C Term Maturity Date and D Term Maturity Date, respectively, and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of (x) the maturity date selected by the Borrower for such Swingline Loan and (y) the Revolving Maturity Date.

(ii)

Section 2.6 is hereby amended by (A) deleting clause (c), (B) redesignating clauses (d), (e), (f) and (g) as clauses (e), (f), (g) and (h) and (C) adding new clauses (c) and (d) to read as follows:

(c)

On each date set forth below, the aggregate unpaid principal balance of the C Term Loans shall be due and payable in an amount equal to (i) the aggregate outstanding principal balance of the C Term Loans as of December 31, 2006 multiplied by (ii) the percentage set forth below adjacent to such date under the heading “Percentage”:

Date	Percentage
December 31, 2006	0.50%
June 30, 2007	0.50%
December 31, 2007	0.50%
June 30, 2008	0.50%
December 31, 2008	0.50%
June 30, 2009	0.50%
December 31, 2009	0.50%
June 30, 2010	0.50%
December 31, 2010	0.50%
June 30, 2011	0.50%
December 31, 2011	0.50%
C Term Maturity Date	Remaining Unpaid Principal Amount

(d)

The D Term Loans shall amortize as provided in the D Term Increase Supplement.

(iii)

The new redesignated clause (g) of Section 2.6 is amended by substituting the references to paragraphs “(d) and (e)” contained therein with references to paragraphs “(e) and (f)”.

27.

Section 2.7 of the Credit Agreement is hereby amended as follows:

(i)

Clause (b) of Section 2.7 is hereby amended and restated in its entirety to read as follows:

(b)

The Borrower shall prepay B Term Borrowings, C Term Borrowings and D Term Borrowings and the C Term Commitments and the Revolving Commitments shall be permanently reduced at the times and in the amounts as set forth below:

(i)

Receipt of Net Proceeds. In the event and on each occasion that any Net Proceeds are received by or on behalf of the Parent or any Restricted Subsidiary in respect of any Prepayment/Reduction Event, then, immediately after such Net Proceeds are received, the Borrower shall prepay the Term Loans in an amount equal to such Net Proceeds, provided that (x) if, after applying all or a portion of such Net Proceeds to the prepayment of the Term Loans, the Term Loans have been paid in full, any C Term Commitments then outstanding shall be permanently reduced by an amount equal to the unapplied portion thereof (and if the amount of such Net Proceeds remaining after prepaying the Term Loans exceeds the C Term Commitments, the Revolving Commitments shall be permanently reduced by an amount equal to such excess), and (y) so long as no Event of Default shall then exist, the Revolving Commitments shall not be reduced below $50,000,000 as a result of this clause (i).

(ii)

Receipt of Net Equity Proceeds. In the event and on each occasion that any Net Equity Proceeds are received by or on behalf of the Parent, then, immediately after such Net Equity Proceeds are received, the Borrower shall prepay the Term Loans in an aggregate amount equal to (x) if no Default shall then exist and the Senior Leverage Ratio (calculated without giving effect to the phrase “cash and cash equivalents of the Parent and the Restricted Subsidiaries on such date in excess of $3,000,000” contained in clause (i) of the definition “Senior Leverage Ratio”) is greater than 2.00:1.00, the lesser of (1) 50% of the Net Equity Proceeds and (2) the amount of the Net Equity Proceeds which, when applied to the prepayment of the Loans, will result in the Senior Leverage Ratio (calculated without giving effect to the phrase “cash and cash equivalents of the Parent and the Restricted Subsidiaries on such date in excess of $3,000,000” contained in clause (i) of the definition “Senior Leverage Ratio”) not exceeding 2.00:1.00 and (y) if a Default shall then exist, 100% of the Net Equity Proceeds, provided that (A) if, after applying all or a portion of such Net Equity Proceeds to the prepayment of the Term Loans, the Term Loans have been paid in full, any C Term Commitments then outstanding shall be permanently reduced by an amount equal to the unapplied portion thereof (and if the amount of such Net Equity Proceeds remaining after prepaying the Term Loans exceeds the C Term Commitments, the Revolving Commitments shall be permanently reduced by an amount equal to such excess), and (B) so long as no Event of Default shall then exist, the Revolving Commitments shall not be reduced below $50,000,000 as a result of this clause (ii).  Notwithstanding anything contained in Section 2.7(b)(ii) to the contrary, so long as no Default exists immediately before or after giving effect to the Equity Issuance, no prepayment of the Term Loans or reduction of the Revolving Commitments or the C Term Commitments will be required to the extent that the Net Equity Proceeds are used to redeem or repurchase Subordinated Debt.

(iii)

Excess Cash Flow. On the last day of the first fiscal quarter of each year (commencing on March 31, 2005), the Borrower shall prepay the Term Loans in an aggregate amount equal to 50% of the Excess Cash Flow for the most recently completed fiscal year of the Parent, in the event that the Senior Leverage Ratio as at the end of such fiscal year is greater than or equal to 2.00:1.00, provided that (x) if, after applying all or a portion of such Excess Cash Flow to the prepayment of the Term Loans, the Term Loans have been paid in full, any C Term Commitments then outstanding shall be permanently reduced by an amount equal to the unapplied portion thereof (and if the amount of such Excess Cash Flow remaining after prepaying the Term Loans exceeds the C Term Commitments, the Revolving Commitments shall be permanently reduced by an amount equal to such excess) and (y) so long as no Event of Default shall then exist, the Revolving Commitments shall not be reduced below $50,000,000 as a result of this clause (iii).

(iv)

Net Debt Proceeds. In the event any Net Debt Proceeds are received by or on behalf of the Parent or the Borrower from the issuance of the New Subordinated Indenture Notes, then, immediately after such Net Debt Proceeds are received, the Borrower shall prepay the Term Loans in an amount equal to the least of (x) $75,000,000, (y) such Net Debt Proceeds and (z) the outstanding principal balance of the Term Loans on the date of prepayment; provided that (A) if, after applying all or a portion of such Net Debt Proceeds to the prepayment of the Term Loans, the Term Loans have been paid in full, any C Term Commitments then outstanding shall be permanently reduced by an amount equal to the unapplied portion thereof (and if the amount of such Net Debt Proceeds remaining after prepaying the Term Loans exceeds the C Term Commitments, the Revolving Commitments shall be permanently reduced by an amount equal to such excess), and (B) so long as no Event of Default shall then exist, the Revolving Commitments shall not be reduced below $50,000,000 as a result of this clause (iv).

(ii)

Clause (c) of Section 2.7 is amended and restated in its entirety to read as follows:

(c)

Prepayments of the Term Loans made pursuant to Sections 2.7(a) and 2.7(b)(i)-(iv) above shall be applied ratably to the Term Loans based on the aggregate outstanding principal balance of the B Term Loans, the C Term Loans and the D Term Loans.

(iii)

The second to last sentence in clause (e) of Section 2.7 which begins “Each Payment of B Term Loans” is amended and restated in its entirety to read as follows:

Each prepayment of B Term Loans, C Term Loans or D Term Loans shall be applied to the remaining installments of principal required under Section 2.6(b), 2.6(c) or 2.6(d), as applicable in the inverse order of maturity.

28.

Section 3.3(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

(a)

(i)

The Borrower agrees to pay to the Administrative Agent for the account of each Lender having a Revolving Commitment, a commitment fee, which shall accrue at a rate per annum equal to the Commitment Fee Percentage on the daily amount of the unused Revolving Commitment plus the Swingline Exposure of such Lender during the period from and including the Amendment No. 2 Effective Date to but excluding the date on which such Revolving Commitment terminates.  Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year, each date on which the Revolving Commitments are permanently reduced and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof.

(ii)

The Borrower agrees to pay to the Administrative Agent for the account of each Lender having a C Term Commitment, a commitment fee, which shall accrue at a rate per annum equal to the Commitment Fee Percentage on the daily amount of the unused C Term Commitment during the period from and including the Amendment No. 2 Effective Date to but excluding the date on which such C Term Commitment terminates.  Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year, each date on which the C Term Commitments are permanently reduced (other than pursuant to Section 2.5(b)) and on the date on which the C Term Commitments terminate, commencing on the first such date to occur after the Amendment No. 2 Effective Date.

All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

29.

Section 4.5(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

(c)

[Intentionally Omitted.]

30.

Section 4.19 of the Credit Agreement is hereby amended by deleting the last sentence contained therein.

31.

Section 6.2 of the Credit Agreement is amended as follows:

(i)

Clause (j) of Section 6.2 is amended and restated in its entirety to read as follows:

(j)

prompt written notice of the occurrence of a Material Adverse Effect or Change of Control or the occurrence of any event or facts or circumstances which are reasonably likely to result in a Material Adverse Effect or Change of Control;

(ii)

Clause (l) of Section 6.2 is amended by substituting “; and” contained therein with “.”.

(iii)

Clause (m) of Section 6.2 is hereby deleted in its entirety.

32.

Section 6.13 of the Credit Agreement is hereby amended as follows:

(i)

Clause (a) of Section 6.13 is amended by deleting the words “, Mortgages” contained therein.

(ii)

Clause (c) of Section 6.13 is amended and restated in its entirety to read as follows:

(c)

[Intentionally Omitted.]

33.

Section 7.1 of the Credit Agreement is amended as follows:

(i)

Clause (a)(ii) is amended and restated in its entirety to read as follows:

Indebtedness existing on the Fifth Restatement Date and set forth in Schedule 7.1 and other Indebtedness of the Borrower or Salem Radio Properties, Inc. in an aggregate outstanding principal amount for all such Indebtedness under this clause (ii) not in excess of $25,000,000, and any extensions, renewals or replacements of any such Indebtedness that do not increase the outstanding principal amount thereof, provided that (A) the aggregate outstanding principal amount of Indebtedness of Salem Radio Properties, Inc. under this clause (ii) shall not exceed $15,000,000 and (B) at any time when Salem Radio Properties, Inc. shall have outstanding Indebtedness under this clause (ii), it shall not be the registered licensee of any FCC Licenses;

(ii)

Clause (a)(v)(B) is amended by adding the following immediately after the words “B Term Maturity Date” contained therein: “, C Term Maturity Date”.

(iii)

Clause (a)(v)(D) is amended by substituting all references to “B Term Loans” with “Term Loans”.

(iv)

Clause (a)(vi)(B) is amended by adding the following immediately after the words “B Term Maturity Date” contained therein: “, C Term Maturity Date”.

34.

Section 7.2(f) of the Credit Agreement is amended and restated in its entirety to read as follows:

(f)

Liens in the form of one or more deeds of trust or mortgages on any real property and related fixtures of the Parent or any Restricted Subsidiary securing Indebtedness of the Borrower or Salem Radio Properties, Inc. permitted to be incurred pursuant to Section 7.1(a)(ii) in an aggregate outstanding principal amount not exceeding $15,000,000.

35.

Section 7.4(g) of the Credit Agreement is amended and restated in its entirety to read as follows:

(g)

if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, Investments in the form of acquisitions of Broadcasting Stations (which term for purposes of this Section shall include any broadcast license issued by the FCC for the operation of a Broadcasting Station), radio network assets, radio advertising sales representative businesses and Other Media Assets, by the Borrower or any wholly-owned Borrower Subsidiary which is a Subsidiary Guarantor, provided that:

(i)

Either (A) the Senior Leverage Ratio immediately before and after giving effect to such Investment is less than or equal to 2.00:1.00 or (B) the sum of (x) the aggregate consideration paid by the Parent and the Restricted Subsidiaries in connection with all Investments constituting acquisitions under this Section 7.4(g) (including capital expenditures relating to each such acquisition that were reasonably anticipated for the 12 month period following such acquisition) and (y) the aggregate of all non-maintenance capital expenditures (including KSFB Capital Expenditures) made in connection with the upgrade of Broadcasting Stations shall not exceed $200,000,000 in the aggregate for the period from and after the Amendment No. 2 Effective Date plus the aggregate amount of Net Equity Acquisition Proceeds received by the Parent for the period from and after the Amendment No. 2 Effective Date,

(ii)

the provisions of Sections 6.12 and 6.13 shall have been complied with,

(iii)

the Administrative Agent shall have received, if applicable, a copy of the Final FCC Order approving any such acquisition or, so long as the application for FCC approval is not subject to any contest deemed material by the Administrative Agent, an Initial FCC Order, and

(iv)

the Administrative Agent shall have received such other documents as it shall reasonably request in connection therewith, each in form and substance satisfactory to the Administrative Agent;

36.

Section 7.6 of the Credit Agreement is amended and restated in its entirety to read as follows:

The Parent will not, and will not permit any of the Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall Transfer any property (other than real property and related fixtures), whether now owned or hereafter acquired, and thereafter rent or lease such property or other property (other than real property and related fixtures) that it intends to use for substantially the same purpose or purposes as the property being Transferred.

37.

Section 7.8 of the Credit Agreement is amended and restated in its entirety to read as follows:

Section 7.8

Restricted Payments

The Parent will not, and will not permit any of the Restricted Subsidiaries to, declare or make, or agree to pay for or make, directly or indirectly, any Restricted Payment, provided that

(a)

the Parent may declare and pay, and agree to pay, dividends with respect to its Equity Interests payable solely in perpetual common Equity Interests;

(b)

any wholly-owned Restricted Subsidiary may declare and pay dividends with respect to its Equity Interests to its parent;

(c)

if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, the Borrower may redeem or repurchase up to the remaining $94,370,000 principal amount of the 2001 Subordinated Indenture Notes, provided that the Borrower shall be in pro-forma compliance, after giving effect to each such purchase, with the covenants contained in Sections 7.12 for the following 12 months;

(d)

if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, the Parent may repurchase its Equity Interests in an aggregate amount up to (i) $50,000,000 after the Amendment No. 2 Effective Date when the Total Leverage Ratio is greater than or equal to 3.75:1.00 (of which no more than $10,000,000 after the Amendment No. 2 Effective Date shall be available when the Total Leverage Ratio is greater than or equal to 5.50:1.00) and (ii) an unlimited amount when the Total Leverage Ratio is less than 3.75:1.00, in each case before and after giving effect thereto, provided that each of the amounts referred to in clause (i) shall be reduced (but not below $0) by any usage under clause (ii) after the Amendment No. 2 Effective Date;

(e)

the Parent or any Restricted Subsidiary may make payments of principal, premium and interest in respect of Subordinated Debt to the extent expressly permitted by Section 7.13; and

(f)

notwithstanding the provisions of clauses (a) through (e) above, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing and the Senior Leverage Ratio is less than or equal to 1.50:1.00 determined on a pro-forma basis for the following 12 months, the Parent or any Restricted Subsidiary may declare and pay dividends on its Equity Interests and redeem or repurchase its Subordinated Debt or Equity Interests.

38.

Section 7.12(e) of the Credit Agreement is amended and restated in its entirety to read as follows:

(e)

Senior Leverage Ratio. The Parent will not permit the Senior Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

PERIOD	RATIO
Amendment No. 2 Effective Date through December 30, 2007	4.50:1.00
December 31, 2007 through December 30, 2008	4.00:1.00
December 31, 2008 and thereafter	3.50:1.00

39.

Section 10.2(b)(iv) of the Credit Agreement is amended and restated in its entirety to read as follows:

(iv)

change any provision hereof in a manner that would alter the pro rata sharing of payments required by Section 2.10(b) or the pro rata reduction of Revolving Commitments or C Term Commitments required by Section 2.5(e), without the written consent of each Credit Party affected thereby,

40.

Section 10.4(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

(b)

Any Lender may assign to one or more assignees all or a portion of its rights and obligations under the Loan Documents (including all or a portion of its Revolving Commitment or obligations in respect of its LC Exposure or Swingline Exposure, B Term Commitment, C Term Commitment and/or D Term Commitment and the applicable Loans at the time owing to it), provided that (i) except in the case of an assignment to a Lender or an Affiliate or an Approved Fund of a Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or any portion of its Revolving Commitment or obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and/or the Swingline Lender, as the case may be) must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed)), (ii) except in the case of an assignment to a Lender or an Affiliate or an Approved Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Revolving Commitment, B Term Commitment, C Term Commitment and/or D Term Commitment, as applicable, the amount of the Revolving Commitment, B Term Commitment (or B Term Loans), C Term Commitment (or C Term Loans) and/or D Term Commitment (or D Term Loans), as applicable, of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $2,500,000, unless the Borrower and the Administrative Agent otherwise consent (which consent shall not be unreasonably withheld or delayed), (iii) no assignments to the Parent or any of its Affiliates shall be permitted (and any attempted assignment or transfer to the Parent or any of its Affiliates shall be null and void), (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance together with, unless otherwise agreed by the Administrative Agent, a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, and provided that any consent of the Borrower otherwise required under this paragraph shall not be required if a Default has occurred and is continuing.  Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under the Loan Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.5, 3.6, 3.7 and 10.3). Except as otherwise provided under clause (iii) of this paragraph, any assignment or transfer by a Lender of rights or obligations under the Loan Documents that does not comply with this paragraph shall be treated for purposes of the Loan Documents as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

41.

Section 10.13 of the Credit Agreement is hereby amended by deleting the last sentence contained therein.

42.

Schedule 2.1 of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto.

43.

Schedule 4.5 of the Credit Agreement is hereby deleted in its entirety.

44.

Paragraphs 1-43 of this Amendment shall become effective (the “Amendment No. 2 Effective Date”) upon receipt by the Administrative Agent of this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Guarantors, the Administrative Agent, the Lenders, and Harris Nesbitt Financing, Inc., National City Bank, Bank of Scotland, Cooperatieve Central Raiffeisen-Boernleebank B.A., Rabobank Nederland, New York Branch, U.S. Bank National Association, Deutsche Bank Trust Company Americas, The Prudential Insurance Company of America, Pruco Life Insurance Company, American Skandia Life Assurance Company of America and Wachovia Bank, National Association (each a “New Lender), together with the following:

(a)

a certificate, dated the date hereof, of the Secretary or an Assistant Secretary of each Loan Party attaching a true and complete copy of the resolutions of its Board of Directors or other authorizing documents and of all documents evidencing all necessary corporate or other action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize this Amendment and the transactions contemplated hereby and thereby;

(b)

a Note for each New Lender duly executed by a duly authorized officer or officers of the Borrower;

(c)

an opinion of the General Counsel of the Parent and the Borrower, addressed to the Administrative Agent and the other Credit Parties in form and substance satisfactory to the Administrative Agent, it being understood that such opinion is being delivered to the Administrative Agent and the other Credit Parties upon the direction of the Parent and the other Loan Parties and that the Administrative Agent and the other Credit Parties may and will rely upon such opinion;

(d)

for the account of each Lender and each New Lender executing and delivering (without condition) this Amendment to the Administrative Agent, (i) an upfront fee equal to 0.05% of the sum of its Revolving Commitment and outstanding B

Term Loans on the Amendment No. 2 Effective Date and (ii) an upfront fee equal to 0.10% of its C Term Loan Commitment on the Amendment No. 2 Effective Date; and

(e)

the Administrative Agent shall have received (i) for the account of the Lenders all interest on the Revolving Loans, all Letter of Credit fees, all Commitment fees and all other fees set forth in Section 3.3 of the Credit Agreement, in each case accrued to, but excluding, the Amendment No. 2 Effective Date, and (ii) for the account of the Credit Parties, all other fees and amounts due and payable on or prior to the Amendment No. 2 Effective Date in connection with the Credit Agreement and this Amendment, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower.  The Borrower shall pay to the Lenders all losses, costs and expenses in connection with the prepayment of any Loans or the termination of any Interest Periods in the manner and at the time required by Section 3.6 of the Credit Agreement.

45.

In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

46.

In order to induce the Administrative Agent, the Lenders and the New Lenders to execute and deliver this Amendment, the Borrower and the Guarantors each (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Loan Documents or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

47.

Each of the Borrower and the Guarantors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to any Credit Party under any Loan Document to which it is a party.

48.

This Amendment may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

49.

This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

50.

The parties have caused this Amendment to be duly executed as of the date first written above.

12.

Salem Schedule 2.1

as of July 7, 2005

List of Commitments

Name of Lender	Revolving Commitment	C Term Commitment
The Bank of New York	$11,500,000
Wells Fargo Foothill, LLC	$8,500,000	$12,000,000
Bank of America, N.A.	$8,750,000	$8,000,000
SunTrust Bank	$8,750,000	$8,000,000
General Electric Capital Corporation	$8,750,000	$12,000,000
Harris Nesbitt Financing, Inc.		$17,500,000
National City Bank		$17,500,000
ING (U.S.) Capital, LLC	$8,750,000
Bank of Scotland		$15,000,000
Coöperatieve Centrale Raiffeisen-Boerenleen Bank B.A., “Rabobank International”, New York Branch		$15,000,000
U.S. Bank National Association		$15,000,000
Calyon New York Branch	$7,500,000
Credit Suisse, Cayman Islands Branch (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch)	$7,500,000
Deutsche Bank Trust Company Americas		$10,000,000
The Prudential Insurance Company of America		$7,200,000
Pruco Life Insurance Company		$1,800,000
American Skandia Life Assurance Company of America		$1,000,000
Wachovia Bank, National Association		$10,000,000
UBS AG, Cayman Islands Branch	$5,000,000
TOTALS	$75,000,000	$150,000,000

SALEM COMMUNICATIONS HOLDING CORPORATION

By:	/s/ DAVID A.R. EVANS

Name:	David A.R. Evans

Title:	Executive Vice President and CFO

SALEM COMMUNICATIONS CORPORATION

By:	/s/ DAVID A.R. EVANS

Name:	David A.R. Evans

Title:	Executive Vice President and CFO

ATEP RADIO, INC.

BISON MEDIA, INC.

CARON BROADCASTING, INC.

CCM COMMUNICATIONS, INC.

COMMON GROUND BROADCASTING, INC.

GOLDEN GATE BROADCASTING COMPANY,

    INC.

INSPIRATION MEDIA, INC.

NEW ENGLAND CONTINENTAL MEDIA, INC.

NEW INSPIRATION BROADCASTING COMPANY,

    INC.

NI ACQUISITION CORP.

PENNSYLVANIA MEDIA ASSOCIATES, INC.

RADIO 1210, INC.

REACH SATELLITE NETWORK, INC.

SALEM MEDIA CORPORATION

SALEM MEDIA OF COLORADO, INC.

SALEM MEDIA OF GEORGIA, INC.

SALEM MEDIA OF HAWAII, INC.

SALEM MEDIA OF KENTUCKY, INC.

SALEM MEDIA OF OHIO, INC.

SALEM MEDIA OF OREGON, INC.

SALEM MEDIA OF TEXAS, INC.

SALEM MEDIA OF VIRGINIA, INC.

SALEM MUSIC NETWORK, INC.

SALEM RADIO NETWORK INCORPORATED

SALEM RADIO PROPERTIES, INC.

SALEM RADIO REPRESENTATIVES, INC.

SOUTH TEXAS BROADCASTING, INC.

SRN NEWS NETWORK, INC.

VISTA BROADCASTING, INC.

AS TO EACH OF THE FOREGOING

By:	/s/ DAVID A.R. EVANS

Name:	David A.R. Evans

Title:	Executive Vice President and CFO

SALEM COMMUNICATIONS ACQUISITION CORPORATION

SCA LICENSE CORPORATION

AS TO EACH OF THE FOREGOING

By:	/s/ DAVID A.R. EVANS

Name:	David A.R. Evans

Title:	Executive Vice President and CFO

INSPIRATION MEDIA OF TEXAS, LLC

SALEM MEDIA OF ILLINOIS, LLC

SALEM MEDIA OF NEW YORK, LLC

SALEM RADIO OPERATIONS, LLC

SALEM SATELLITE MEDIA, LLC

AS TO EACH OF THE FOREGOING

By: Salem Media Corporation, as Manager

By:	/s/ DAVID A.R. EVANS

Name:	David A.R. Evans

Title:	Executive Vice President and CFO

ONEPLACE, LLC

SCA-PALO ALTO, LLC

AS TO EACH OF THE FOREGOING

By: SCA License Corporation

By:	/s/ DAVID A.R. EVANS

Name:	David A.R. Evans

Title:	Executive Vice President and CFO

THE BANK OF NEW YORK, individually, as Issuing Bank, as Swingline Lender and as Administrative Agent

By:	/s/ STEPHEN M. NETTLER

Name:	Stephen M. Nettler

Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, individually and as a Syndication Agent

By:	/s/ JONATHAN BALCH

Name:	Jonathan Blach

Title:	Duly Authorized Signatory

SUNTRUST BANK, individually and as a Syndication Agent

By:	/s/ THOMAS C. KING, JR.

Name:	Thomas C. King, Jr.

Title:	Director

BANK OF AMERICA, N.A., individually and as a Documentation Agent

By:	/s/ BRADLY ROUSSEAU

Name:	Bradly Rousseau

Title:	Vice President

ING (U.S.) CAPITAL, LLC, individually and as a Documentation Agent

By:	/s/ WILLIAM C. JAMES

Name:	William C James

Title:	Managing Director

WELLS FARGO FOOTHILL, LLC

By:	/s/ AMELIE YEHROS

Name:	Amelie Yehros

Title:	Senior Vice President

HARRIS NESBITT FINANCING, INC.

By:	/s/ SARAH KIM

Name:	Sarah Kim

Title:	Managing Director

NATIONAL CITY BANK

By:	/s/ ELIZABETH A. BROSKY

Name:	Elizabeth A. Brosky

Title:	Vice President

BANK OF SCOTLAND

By:	/s/ AMENA NABI

Name:	Amena Nabi

Title:	Assistant Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Lender

By:	/s/ MICHAEL R. PHELAN

Name:	Michael R. Phelan

Title:	Executive Director

By:	/s/ BRETT DELFINO

Name:	Brett Delfino

Title:	Executive Director

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ COLEEN B. MCEVOY

Name:	Coleen B. McEvoy

Title:	Vice President

CALYON NEW YORK BRANCH

By:	/s/ JEREMY HORN

Name:	Jeremy Horn

Title:	Vice President

By:	/s/ ATTILA COACH

Name:	Attila Coach

Title:	Managing Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its CAYMAN ISLANDS BRANCH)

By:	/s/ JAY CHAIL

Name:	Jay Chail

Title:	Director

By:	/s/ DOREEN BARR

Name:	Doreen Barr

Title:	Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ ANCA TRIFAN

Name:	Anca Trifan

Title:	Director

By:	/s/ OMAYRA LAUELLA

Name:	Omayra Lauella

Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ MATHEW DOUGLASS

Name:	Mathew Douglass

Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ MATHEW DOUGLASS

Name:	Mathew Douglass

Title:	Assistant Vice President

AMERICAN SKANDIA LIFE ASSURANCE COMPANY OF AMERICA

By: Prudential Investment Management, Inc., as investment manager

By:	/s/ MATHEW DOUGLASS

Name:	Mathew Douglass

Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ RUSS LYONS

Name:	Russ Lyons

Title:	Director

UBS AG, CAYMAN ISLANDS BRANCH

By:	/s/ WILFRED V. SAINT

Name:	Wilfred V. Saint

Title:	Director

By:	/s/ RICHARD L. TAVROW

Name:	Richard L. Tavrow

Title:	Director

SALEM EXHIBIT A

FORM OF ASSIGNMENT AND ACCEPTANCE

Reference is made to the Fifth Amended and Restated Credit Agreement, dated as of September 25, 2003, among Salem Communications Corporation, a Delaware corporation, Salem Communications Holding Corporation, a Delaware corporation, the Lenders party thereto, General Electric Capital Corporation and SunTrust Bank, as Syndication Agents, Fleet National Bank and ING (U.S.) Capital LLC, as Documentation Agents, and The Bank of New York, as Administrative Agent (as amended and in effect on the date hereof, the “Credit Agreement”).  Terms defined in the Credit Agreement are used herein with the same meanings.

The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date, the interests set forth below (the “Assigned Interest”) in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Revolving Commitment, the B Term Commitment, the C Term Commitment and the D Term Commitment of the Assignor on the Assignment Date and the Revolving Loans, B Term Loans, C Term Loans and D Term Loans owing to the Assignor that are outstanding on the Assignment Date, together with, in the case of such Revolving Commitment, all of the related participations held by the Assignor in respect of the Letters of Credit (including its LC Exposure) and Swingline Loans (including its Swingline Exposure, but excluding accrued interest and fees to and excluding the Assignment Date.  The Assignee hereby acknowledges receipt of a copy of the Credit Agreement.  From and after the Assignment Date, (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender under the Loan Documents and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Loan Documents.

The Assignor hereby represents and warrants that (i) it has the power and authority to execute this Assignment and Acceptance and to assign the Assigned Interest, (ii) it has not previously granted rights in the Assigned Interest to any Person and (iii) the Assigned Interest is not subject to any adverse claims.

This Assignment and Acceptance is being delivered to the Administrative Agent, together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 3.7(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee.  The [Assignee/Assignor]1 shall pay the fee payable to the Administrative Agent pursuant to Section 10.4(b) of the Credit Agreement.

by the Assignee.  The [Assignee/Assignor]2 shall pay the fee payable to the Administrative Agent pursuant to Section 10.4(b) of the Credit Agreement.

THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of

Assignment (the “Assignment Date”):

[Revolving Commitment Assigned:

[B Term Commitment Assigned:

[C Term Commitment Assigned:

D Term Commitment Assigned:

Principal Amount of Revolving Loans Assigned:

Principal Amount of B Term Loans Assigned:

Principal Amount of C Term Loans Assigned:

Principal Amount of D Term Loans Assigned:]

The terms set forth above are hereby agreed to:

[Name of Assignor], as Assignor

By:

Name:

Title:

1

2 Delete inapplicable term(s).

[Name of Assignee], as Assignee

By:

Name:

Title:

The undersigned hereby consent[s] to the within assignment:

SALEM COMMUNICATIONS HOLDING

CORPORATION

By:

Name:

Title:

THE BANK OF NEW YORK, as Administrative Agent, Issuing Bank and Swingline Lender

By:

Name:

Title:

SALEM COMMUNICATIONS EXHIBIT C

FORM OF CREDIT REQUEST

[Date]

The Bank of New York, as Administrative Agent

and as Issuing Bank

One Wall Street

New York, New York 10286

Attention: Renee Dudley,

Agency Function Administration

The Bank of New York, as Administrative Agent

and as Issuing Bank

One Wall Street

New York, New York 10286

Attention: Stephen M. Nettler,

Vice President

Reference is made to the Fifth Amended and Restated Credit Agreement, dated as of September 25, 2003, among Salem Communications Corporation, a Delaware corporation, Salem Communications Holding Corporation, a Delaware corporation, the Lenders party thereto, General Electric Capital Corporation and SunTrust Bank, as Syndication Agents, Fleet National Bank and ING (U.S.) Capital LLC, as Documentation Agents, and The Bank of New York, as Administrative Agent (as amended and in effect on the date hereof, the “Credit Agreement”).  Terms defined in the Credit Agreement are used herein with the same meanings.

(a)

Pursuant to Sections 2.3(a) and 5.2 of the Credit Agreement, the Borrower hereby gives notice of its intention to borrow Borrowings in an aggregate principal amount of $_______ on _________________, which Borrowing(s) shall consist of the following Types:

Borrowing (Revolving Loans, B Term Loans, C Term Loans or D Term Loans)	Type of Borrowing (ABR or Eurodollar)	Amount	Interest Period for Eurodollar Advances

(b)

Pursuant to Sections 2.9 and 5.2 of the Credit Agreement, the Borrower hereby requests that the Issuing Bank issue (or increase, amend, renew or extend) Letter(s) of Credit on _____________, in accordance with the information annexed hereto (attach additional sheets if necessary).

(c)

The Borrower hereby certifies that on the date hereof and on the date requested for the making of the Borrowings and/or the issuance of the Letters of Credit (or the increase, amendment, renewal or extension thereof) set forth above, and after giving effect to the Loans and Letters of Credit (or the increase, amendment, renewal or extension thereof) requested hereby (a) there exists and shall exist no Default, (b) each of the representations and warranties contained in each Loan Document is and shall be true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct at such earlier date, (c) the LC Exposure shall not exceed $15,000,000, and (d) the total Revolving Credit Exposures shall not exceed the total Revolving Commitments.

(d)

The location and number of the Borrower’s account to which funds are to be disbursed is as follows: [Insert Wire Instructions]

(e)

Attached hereto is a reasonably detailed calculation of each of the Total Leverage Ratio and the Senior Leverage Ratio on a pro forma basis immediately after giving effect to such Borrowing.

IN WITNESS WHEREOF, the Borrower has caused this Credit Request to be executed by its authorized officer as of the date and year first written above.

SALEM COMMUNICATIONS HOLDING CORPORATION

By:

Name:

Title:

LETTER OF CREDIT INFORMATION

1.

Name of beneficiary: ____________________

2.

Address of beneficiary to which Letter of Credit will be sent: ___________

3.

Conditions under which a drawing may be made (specify any documentation required to be delivered with any drawing request): _________________

4.

Maximum amount to be available under such Letter of Credit: $___________

5.

Requested date of [issuance, amendment, renewal or extension] * : _______.

6.

Requested date of expiration: _______.

CALCULATION OF TOTAL LEVERAGE RATIO

CALCULATION OF SENIOR LEVERAGE RATIO